                                                                    Exhibit 10.9

                          ASSET TRANSFER AGREEMENT

     This Asset Transfer Agreement (the "Agreement") is entered into effective
                                         ---------
as of June 1, 1996 (the "Effective Date"), by and between Trilogy Development
                         --------------
Group, Inc., a Delaware corporation ("Transferor"), and Conquer, Inc., a
                                      ----------
Delaware corporation, to be known as pcOrder.com, Inc. ("Transferee").
                                                         ----------

     WHEREAS, the parties desire that Transferor transfer to Transferee in a tax-free transfer pursuant to Section 351 of the Internal Revenue Code of 1986, as amended, those assets and liabilities of Transferor comprising Transferor's pcOrder.com Division (the "pcOrder.com Division"), upon the terms and subject to
                           --------------------
the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

     1.   Definitions.  The following terms have the meanings set forth below
          -----------
     when used  herein and identified with capital letters:

          "Affected Employees" shall have the meaning ascribed to such term in
           ------------------
          paragraph 5.6.1 hereof.

          "Assets" shall have the meaning ascribed to such term in paragraph
           ------
          2.1.1 hereof.

          "Claim" shall have the meaning ascribed to such term in paragraph 5.3
           -----
          hereof.

          "Commission" shall mean the Securities and Exchange Commission, or any
           ----------
          other federal agency at the time administering the Securities Act.

          "Common Stock" shall have the meaning ascribed to such term in
           ------------
          paragraph 2.2 hereof.

          "pcOrder.com Division" shall have the meaning ascribed to such term in
           --------------------
          the recital to this Agreement.

          "Effective Date" shall have the meaning ascribed to such term in the
           --------------
          preamble of this Agreement.

          "Holder" shall mean any person who is the owner of record of any of
           ------
          the Transferee Shares.

          "Indemnified Party" shall have the meaning ascribed to such term in
           -----------------
          paragraph 5.3 hereof.

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          "Indemnifying Party" shall have the meaning ascribed to such term in
           ------------------
          paragraph 5.3 hereof.

          "Liabilities" shall have the meaning ascribed to such term in
           -----------
          paragraph 2.3 hereof.

          "Registration Statement" shall mean a registration statement filed or
           ----------------------
          to be filed by Transferee to register under the Securities Act a sale of any of the Transferee Shares by or for the account of any Holder. Such term includes any prospectus included in the Registration Statement.

          "Securities Act" shall mean the Securities Act of 1933 or any similar
           --------------
          federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Third Party Claim" shall have the meaning ascribed to such term in
           -----------------
          paragraph 5.3.1 hereof.

          "Transfer" shall mean any sale or other disposition of any Transferee
           --------
          Shares which would constitute a sale thereof under the Securities Act.

          "Transferee" shall have the meaning ascribed to such term in the
           ----------
          preamble of this Agreement.

          "Transferee Shares" shall mean the shares of Common Stock issued by
           -----------------
          Transferee pursuant to Section 2.2 of this Agreement and any other securities that may be issued by Transferee, or any successor of Transferee, as a distribution upon or in exchange for such shares or any such other securities.

          "Transferor" shall have the meaning ascribed to such term in the
           ----------
          preamble of this Agreement.

     2.   Transfer of Assets; Assumption of Liabilities.
          ---------------------------------------------

          2.1  Transfer of Assets.
               ------------------

               2.1.1 Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein by each of the parties to the other, except to the extent the same are excluded in Section 2.1.2 hereinbelow, Transferor hereby grants, conveys, assigns, transfers and delivers to Transferee, and Transferee hereby acquires from Transferor, all of the assets and properties used exclusively by the pcOrder.com Division of every kind, nature and description (wherever located), as the same shall exist on the Effective Date (said

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

          assets and properties being hereinafter collectively referred to as the "Assets"), including without limitation:
               ------

                    (a) all tangible property, accounts receivable, notes receivable, inventories, spare parts, prepayments, deferred items, work in process, supplies, leaseholds, leasehold improvements, tools, fixtures, machinery, equipment, furniture, office furnishings and fixtures used exclusively by the pcOrder.com Division;

                    (b) all trademarks and trade names, trademark and trade name registrations, service marks and service mark registrations, copyrights, copyright registrations, the applications therefor and the licenses thereto used exclusively by the pcOrder.com Division, together with the goodwill and the business appurtenant thereto;

                    (c) all drawings, blueprints, specifications, designs and data used exclusively by the pcOrder.com Division;

                    (d) all catalogues, brochures, sales literature, promotional material and other selling material used exclusively by the pcOrder.com Division;

                    (e) all books and records and all files, documents, papers, agreements, books of account and other records pertaining to the Assets or to the business of the pcOrder.com Division which are located at the offices, plants, warehouses or other locations which relate exclusively to the pcOrder.com Division and are used in connection with the Assets;

                    (f) all rights of Transferor under all contracts, agreements, licenses, leases, sales orders, purchase orders and other commitments Transferee will assume pursuant to Section 2.3 hereof;

                    (g) all computer software owned by Transferor and used exclusively by the pcOrder.com Division, the exclusive worldwide rights to market and service such computer software, all trade secrets and processes relating to such computer software, all current, previous, enhanced and developmental versions of the source and object codes and any variations thereof, and all documentation related thereto, all design specifications therefor, all maintenance and installation job control language, all copyrights pertaining to such computer software, the operators' manuals, the user documentation, the systems' documentation and manuals (including all flowcharts, systems' procedures and program component descriptions), all procedures for the modification and preparation for the release of enhanced versions of such computer software, and all available testing data relative to the installation and checkout of such programs; and

                    (h) all other assets and rights of every kind and nature, real or personal, tangible or intangible, which are owned by Transferor and used exclusively in conducting the business of the pcOrder.com Division.

               Without limiting the generality of the foregoing, the Assets shall include all assets set forth in Exhibit "A" hereto.
                                                -----------

               2.1.2 Anything herein contained to the contrary notwithstanding, the following assets and properties of Transferor are specifically excluded from the Assets and shall be retained by Transferor:

                    (a) all cash on hand, including bank accounts and temporary cash investments;

                    (b) claims for refunds of taxes and other governmental charges for periods ending on or prior to the Effective Date;

                    (c) claims or rights against third parties relating to liabilities or obligations which are not assumed by Transferee hereunder;

                    (d) rights under insurance policies, including rights to any cancellation value on the Effective Date, except that Transferor shall assign to Transferee rights under product liability policies (or make the proceeds available) with respect to claims arising out of transactions prior to the Effective Date for which Transferee shall have agreed to be responsible hereunder;

                    (e) all accounts receivable representing obligations of any of Transferor's subsidiaries, divisions, stockholders, directors, officers, employees or affiliates: and

                    (f) all computer software and other intellectual property rights of Transferor which are not used exclusively in conducting the business of the pcOrder.com Division.

                    2.1.3 Nothing in this Agreement shall be construed as an attempt or agreement to assign (i) any contract, agreement, license, lease, sales order, purchase order or other commitment which is nonassignable without the consent of the other party or parties thereto unless such consent shall have been given or (ii) any contract or claim as to which all the remedies for the enforcement thereof enjoyed by

          Transferor would not pass to Transferee as an incident of the assignments provided for by this Agreement. In order, however, that the full value of every contract and claim of the character described in clauses (i) and (ii) above and all claims and demands on such contracts may be realized, Transferor shall, by itself or by its agents, at the request and under the direction of Transferee, in the name of Transferor or otherwise as Transferee shall specify and as shall be permitted by law, take all such action and do or cause to be done all such things as shall in the opinion of Transferee be necessary or proper (x) in order that the rights and obligations of Transferor under such contracts shall be preserved and (y) for, and to facilitate, the collection of the monies due and payable, and to become due and payable, to Transferor in and under every such contract and claim and in respect of every such claim and demand, and Transferor shall hold the same for the benefit of and shall pay the same over promptly to Transferee.

          2.2  Issuance of Shares.  Upon the terms and subject to the conditions
               ------------------
     set forth in this Agreement, in reliance upon the representations, warranties, covenants and agreements of Transferor contained herein, and in exchange for the Assets, Transferee has issued to Transferor 900 shares of Transferee's common stock, $0.01 par value per share (the "Common Stock").

          2.3  Assumption of Liabilities.  As additional consideration for the
               -------------------------
     grant, conveyance, assignment, transfer and delivery of the Assets, subject, however, to Section 2.4 below, Transferee hereby assumes and agrees to pay, perform and discharge when due all liabilities and obligations of Transferor relating exclusively to the pcOrder.com Division, of every kind or nature, whether absolute, contingent, accrued or otherwise (the "Liabilities").
           -----------

          Without limiting the generality of the foregoing, the Liabilities shall include all liabilities set forth in Exhibit "B" hereto.
                                                -----------

          2.4   Non-Assumption of Certain Liabilities.  Transferee is not
                -------------------------------------
     assuming, and shall not be deemed to have assumed, any liabilities or obligations of Transferor of any kind or nature whatsoever, except as expressly provided in Section 2.3 hereof. Anything in Section 2.3 hereof or elsewhere in this Agreement to the contrary notwithstanding and without limiting the generality of the foregoing, it is hereby agreed that Transferee is not assuming, and shall not be deemed to have assumed, any liability and shall not have any obligation for or with respect to any liability or obligation of Transferor (i) under any employee benefit plan of Transferor, (ii) in respect of (x) any sales, use or excise taxes, income taxes, taxes based on or measured by income or franchise taxes attributable to periods or events prior to or ending on the Effective Date (other than federal, state or local payroll taxes on current payroll) or
     (y) any of the foregoing or any other taxes, legal, accounting, brokerage, finder's fees, or other expenses of whatsoever kind or nature incurred by Transferor or any affiliate, stockholder, director, employee or officer of Transferor as a result of the consummation of the transactions contemplated by this Agreement, or (iii) arising out of any action, suit or proceeding based upon an event occurring or a claim arising (x) prior to the Effective
     Date or (y) after the Effective Date in the case of claims in respect of products sold by Transferor prior to the Effective Date and attributable to acts performed or omitted by Transferor prior to the Effective Date.

     3.   Representations and Warranties of Transferor.  Transferor represents
          --------------------------------------------
and warrants to Transferee as follows:

          3.1  Existence; Good Standing; Corporate Authority; Compliance With
               --------------------------------------------------------------
     Law.  Transferor is a corporation duly incorporated, validly existing and
     ---
     in good standing under the laws of its jurisdiction of incorporation. Transferor is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary. Transferor has all requisite corporate power and authority to own its properties and carry on its business as now conducted. Transferor is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which Transferor is a party or is subject, and Transferor is not in material violation of any laws, ordinances, governmental rules or regulations to which it is subject. Transferor has obtained all licenses, permits and other authorizations and has taken all actions required by applicable laws or governmental regulations in connection with its business as now conducted.

          3.2  Authorization; Validity and Effect of Agreements.  The execution
               ------------------------------------------------
     and delivery of this Agreement and all agreements and documents contemplated hereby by Transferor, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of Transferor enforceable in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, bulk sales, preference, equitable subordination, marshalling or other similar laws of general application now or hereafter in effect relating to the enforcement of creditors' rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of this Agreement by Transferor does not, and the consummation of the transactions contemplated hereby by Transferor will not, (i) require the consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any third party; (ii) result in the breach of any term or provision of, or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or the lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any part of the property of Transferor pursuant to any provision of, any order, judgment, arbitration award, injunction, decree, indenture, mortgage, lease, license, lien, or other agreement or instrument to which Transferor is a party or by which it is bound; or (iii) violate or conflict with any provision of the by-laws or certificate of incorporation of Transferor as amended to the date of this Agreement.

          3.3  Taxes.  Transferor (i) has duly and timely filed or caused to be
               -----
     filed all federal, state, local and foreign tax returns (including, without limitation, consolidated and combined tax returns) required to be filed by it prior to the Effective Date which relate to Transferor or with respect to which Transferor or the Assets are liable or otherwise in any way subject, (ii) has paid or fully accrued for all taxes shown to be due and payable on such returns (which taxes are all the taxes due and payable under the laws and regulations pursuant to which such returns were filed), and (iii) has properly accrued for all such taxes accrued in respect of Transferor or the Assets for periods subsequent to the periods covered by such returns. No deficiency in payment of taxes for any period has been asserted by any taxing body and remains unsettled at the Effective Date.

          3.4  Title to the Assets.  Transferor has good and marketable title to
               -------------------
     the Assets, free and clear of all security interests, mortgages, encumbrances, liens, charges or adverse claims of any kind or character.

          3.5  List of Contracts and Other Data.    Schedule 3.5 sets forth the
               --------------------------------    -------------
     following:

               3.5.1 (i) all patents and registrations for trademarks, trade names, service marks and copyrights which are unexpired as of the Effective Date and which are used exclusively in connection with the operation of the pcOrder.com Division's business, as well as all applications pending on said date for patents or for trademark, trade name, service mark or copyright registrations, and all other proprietary rights, owned or held by Transferor, or owned or held by any of Transferor's stockholders, directors, officers, employees or affiliates exclusively for use in connection with the business of the pcOrder.com Division of Transferor, and (ii) all licenses granted by or to Transferor or any of Transferor's stockholders, directors, officers, employees or affiliates and all other agreements to which Transferor or any of Transferor's stockholders, directors, officers, employees or affiliates is a party which relate to any items of the categories mentioned in (i) above or to other proprietary rights of any of Transferor's stockholders, directors, officers, employees or affiliates or of Transferor which are used exclusively in conducting the business of the pcOrder.com Division of Transferor whether owned by Transferor or any of Transferor's stockholders, directors, officers, employees or affiliates or otherwise;

               3.5.2 all collective bargaining agreements, employment and consulting agreements, executive compensation plans, bonus plans, profit-sharing plans, deferred compensation agreements, employee pension or retirement plans, employee stock purchase and stock option plans, group life insurance, hospitalization insurance or other plans or arrangements providing for benefits to employees of the pcOrder.com Division of Transferor;

               3.5.3 all contracts, understandings and commitments to which Transferor is a party exclusively relating to the business and operations of the pcOrder.com Division, or to which it or any of the Assets are subject and which are not specifically referred to in Sections 3.5.1 or 3.5.2 above.

          True and complete copies of all documents referred to in Schedule 3.5
                                                                   ------------
     have been provided or made available to Transferee and its counsel.

          3.6  Litigation.  Except as set forth in Schedule 3.6, there are no
               ----------                          ------------
     actions, suits or proceedings with respect to Transferor involving claims by or against the pcOrder.com Division of Transferor or the Assets which are pending or threatened against Transferor or the Assets, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality. No basis for any such action, suit or proceeding exists, and there are no orders, judgments, injunctions or decrees of any court or governmental agency with respect to which Transferor or the Assets have been named or to which Transferor is a party, which apply, in whole or in part, to the business of the pcOrder.com Division, or to the Assets or which would result in any material adverse change in the business or prospects of Transferor.

          3.7  Investment Representation.  Transferor understands that (i) the
               -------------------------
     Common Stock being issued to Transferor pursuant to this Agreement has not been registered under the Securities Act and is being issued in reliance upon the exemption afforded by Section 4(2) thereof for transactions by an issuer not involving any public offering, (ii) such Common Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) such Common Stock will bear a legend to such effect, and (iv) Transferee will make a notation on its transfer books to such effect. Transferor further represents that (i) such Common Stock is being acquired for investment and without any present view toward distribution thereof to any other person,
     (ii) it will not sell or otherwise dispose of such Common Stock except in compliance with the registration requirements or exemption provision under the Securities Act the rules and regulations thereunder, and as otherwise set forth by the Commission, (iii) it has such knowledge and experience in financial and business matters and that it is capable of evaluating the risks and merits of an investment in such Common Stock, (iv) it has consulted with counsel, to the extent deemed necessary, as to all matters covered by this Agreement and has not relied upon Transferee for any explanation of the application of the various federal or state securities laws with regard to the acquisition of such Common Stock, (v) it has investigated and is familiar with the affairs, financial condition and prospects of Transferee, and has been given sufficient access to and has acquired sufficient information about Transferee to reach an informed and knowledgeable decision to acquire such Common Stock, and (vi) it is able to bear the economic risks of such an investment.

     4.   Representations and Warranties of Transferee.  Transferee represents
          --------------------------------------------
and warrants to Transferor as follows:

          4.1  Existence; Good Standing; Corporate Authority; Compliance With
               --------------------------------------------------------------
     Law.  Transferee is a corporation duly incorporated, validly existing and
     ---
     in good standing under the laws of its jurisdiction of incorporation. Transferee is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary. Transferee has all requisite corporate power and authority to own its properties and carry on its business as now conducted. Transferee is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which Transferee is a party or is subject, and Transferee is not in material violation of any laws, ordinances, governmental rules or regulations to which it is subject. Transferee has obtained all licenses, permits and other authorizations and has taken all actions required by applicable laws or governmental regulations in connection with its business as now conducted.

          4.2   Authorization; Validity and Effect of Agreements.  The execution
                ------------------------------------------------
     and delivery of this Agreement and all agreements and documents contemplated hereby by Transferee, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of Transferee enforceable in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, bulk sales, preference, equitable subordination, marshalling or other similar laws of general application now or hereafter in effect relating to the enforcement of creditors' rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of this Agreement by Transferee does not, and the consummation of the transactions contemplated hereby will not, (i) require the consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any third party, (ii) result in the breach of any term or provision of, or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or the lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any part of the property of Transferee pursuant to any provision of any order, judgment, arbitration award, injunction, decree, indenture, mortgage, lease, license, lien, or other agreement or instrument to which Transferee is a party or by which it is bound, and (iii) violate or conflict with any provision of the by-laws or certificate of incorporation of Transferee as amended to the date of this Agreement.

          4.3  No Prior Activities.  Except for obligations or liabilities
               -------------------
     incurred in connection with its incorporation or organization or the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated hereby or except as otherwise previously disclosed in writing to Transferor, Transferee has not incurred any obligations or liabilities nor engaged in any business or activities of any type or kind whatsoever or entered into any agreements or arrangements with any person or entity.

          4.4  Capitalization.  Transferee has authorized capital stock
               --------------
     consisting solely of 10,000 shares of common stock, $0.01 par value per share, 900 of which are presently issued and outstanding. There are no outstanding rights, warrants, options, subscriptions, agreements or commitments giving anyone any right to require the Transferee to sell or issue any capital stock or other securities.

          4.5   Authorization and Validity of Shares.  The Common Stock is duly
                ------------------------------------
     authorized, validly issued, fully paid and nonassessable. The Common Stock is subject to no restrictions with respect to transferability and Transferor has received good and marketable title to all of the Common Stock, free and clear of all security interests, liens, encumbrances, charges, assessments, restrictions and adverse claims.

     5.   Other Covenants and Agreements.
          ------------------------------

          5.1   Indemnification by Transferor.  Upon the terms and subject to
                -----------------------------
     the conditions set forth in Section 5.3 hereof and this Section 5.1, Transferor agrees to indemnify and hold Transferee harmless against, and will reimburse Transferee on demand for, any payment, loss, cost or expense (including reasonable attorney's fees and reasonable costs of investigation incurred in defending against such payment, loss, cost or expense or claim therefor) made or incurred by or asserted against Transferee at any time after the Effective Date in respect of any omission, misrepresentation, breach of warranty, or nonfulfillment of any term, provision, covenant or agreement on the part of Transferor contained in this Agreement, or from any misrepresentation in, or omission from, any certificate or other instrument furnished or to be furnished to Transferee pursuant to this Agreement.

          5.2  Indemnification by Transferee.  Upon the terms and subject to the
               -----------------------------
     conditions set forth in Section 5.3 hereof and this Section 5.2, Transferee agrees to indemnify and hold Transferor harmless against, and will reimburse Transferor on demand for, any payment, loss, cost or expense (including reasonable attorney's fees and reasonable costs of investigation incurred in defending against such payment, loss, cost or expense or claim therefor) made or incurred by or asserted against Transferor at any time after the Effective Date in respect of any omission, misrepresentation, breach of warranty, or nonfulfillment of any term, provision, covenant or agreement on the part of Transferee contained in this

     Agreement, or from any misrepresentation in, or omission from, any certificate or other instrument furnished or to be furnished to Transferor pursuant to this Agreement.

          5.3  Conditions of Indemnification.  With respect to any actual or
               -----------------------------
     potential claim, any written demand, the commencement of any action, or the occurrence of any other event which involves any matter or related series of matters (a "Claim") against which a party hereto is indemnified (the
                    -----
     "Indemnified Party") by the other party (the "Indemnifying Party") under
     ------------------                            ------------------
     Section 5.1 or 5.2 hereof:

               5.3.1 Promptly after the Indemnified Party first receives written documents pertaining to the Claim, or if such Claim does not involve a third party Claim (a "Third Party Claim"), promptly after
                                          -----------------
          the Indemnified Party first has actual knowledge of such Claim, the Indemnified Party shall give notice to the Indemnifying Party of such Claim in reasonable detail and stating the amount involved, if known together with copies of any such written documents.

               5.3.2 The Indemnifying Party shall have no obligation to indemnify the Indemnified Party with respect to any Claim if (i) the Indemnified Party fails to give the notice with respect thereto in accordance with Section 5.3.1 hereof, or (ii) the notice with respect thereto is not given on or before the third anniversary of the Effective Date.

               5.3.3 If the Claim involves a Third Party Claim, then the Indemnifying Party shall have the right, at its sole cost, expense and ultimate liability regardless of the outcome, and through counsel of its choice (which counsel shall be reasonably satisfactory to the Indemnified Party), to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim; provided, however, that if in the Indemnified Party's reasonable judgment a conflict of interest may exist between the Indemnified Party and the Indemnifying Party with respect to such Third Party Claim, then the Indemnified Party shall be entitled to select counsel of its own choosing, reasonably satisfactory to the Indemnifying Party, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, the Indemnified Party may elect, at any time and at the Indemnified Party's sole cost, expense and ultimate liability, regardless of the outcome, and through counsel of its choice, to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim. If the Indemnified Party so elects (for reasons other than the Indemnifying Party's failure or refusal to provide a defense to such Third Party Claim), then the Indemnifying Party shall have no obligation to indemnify the Indemnified Party with respect to such Third Party Claim, but such disposition will be without prejudice to any other right the Indemnified Party may have to indemnification under Section 5.1 or 5.2 hereof, regardless of the outcome of such Third Party Claim. If the Indemnifying Party fails or refuses to provide a defense to any Third Party Claim, then the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such Third Party Claim, through counsel of its choice, on behalf of and for the account and at the risk of the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the costs, expenses and attorney's fees incurred by the Indemnified Party in connection with such Third Party Claim. In any event, Transferee and Transferor shall fully cooperate with each other and their respective counsel in connection with any such litigation, defense, settlement or other attempted resolution.

          5.4  Noncompetition.
               --------------

               5.4.1 Upon the terms and subject to the conditions set forth in this Section 5.4, Transferor covenants and agrees that, as a material consideration running to Transferee for the issuance of the Common Stock, for a period of three years from and after the Effective Date, Transferor will neither permit Transferor's name to be used by nor engage in or carry on, directly or indirectly, either for itself or as a member of a partnership or as a stockholder, investor, agent, associate or consultant of any person, partnership or corporation (other than Transferee or a subsidiary or affiliate of Transferee), any business directly in competition with Transferee (except as expressly contemplated under the Reseller Agreement between the parties or as otherwise agreed to by Transferee) but only for as long as such business is carried on by Transferee or any subsidiary or affiliate of Transferee, in any county in which Transferee or any subsidiary or affiliate of Transferee conducts business, or in any other county in any state of the United States, or in any country or political subdivision of the world. The parties intend that the covenants contained in this Section 5.4.1 shall be deemed to be a series of separate covenants, one for each county in each state of the United States and for each country and political subdivision of the world and, except for geographic coverage, each such separate covenant shall be identical in terms to the covenant contained in this Section
          5.4.1. Transferor further covenants and agrees that for a period of three years from and after the Effective Date Transferor will not recruit, hire, assist others in recruiting or hiring, discuss employment with, or refer to others concerning employment, any person who is, or within the twelve-month period immediately prior to the Effective Date was, an employee of the pcOrder.com Division.

               5.4.2 The term of the covenants contained in Section 5.4.1 hereof shall be tolled for the period commencing on the date any successful action is filed for injunctive relief or damages arising out of a breach by Transferor of Section 5.4.1 hereof and ending upon final adjudication (including appeals) of such action.

               5.4.3 If, in any judicial proceeding, the court shall refuse to enforce all of the separate covenants contained in Section 5.4.1 hereof because the time limit is too long, it is expressly understood and agreed between the parties hereto that for purposes of such proceeding such time limitation shall be deemed reduced to the extent necessary to permit enforcement of such covenants. If, in any judicial proceeding, the court shall refuse to enforce all of the separate covenants contained in Section 5.4.1 hereof because it is more extensive (whether as to geographic area, scope of business or otherwise) than necessary to protect the business and goodwill of Transferee, it is expressly understood and agreed between the parties hereto that for purposes of such proceeding the geographic area, scope of business or other aspect shall be deemed reduced to the extent necessary to permit enforcement of such covenants.

               5.4.4 Transferor acknowledges that a breach of Section 5.4.1 hereof would cause irreparable damage to Transferee, and in the event of Transferor's actual or threatened breach of the provisions of
          Section 5.4.1 hereof, Transferee shall be entitled to a temporary restraining order and an injunction restraining Transferor from breaching such covenants without the necessity of posting bond or proving irreparable harm, such being conclusively admitted by Transferor. Nothing shall be construed as prohibiting Transferee from pursuing any other available remedies for such breach or threatened breach, including the recovery of damages from Transferor. Transferor acknowledges that the restrictions set forth in this Agreement are reasonable in scope and duration, given the nature of the business of Transferee.

          5.5  Registration Rights.
               -------------------

               5.5.1  Restrictive Legend.  Each certificate representing any
                      ------------------
          Transferee Shares and, except as otherwise provided in Section 5.5.2 hereof, each certificate issued upon exchange or transfer of any Transferee Shares (whether or not such exchange or transfer shall constitute a Transfer) shall be stamped or otherwise imprinted with a legend substantially in the following form:

               "THE SHARES EVIDENCED BY THIS CERTIFICATE
               HAVE NOT BEEN REGISTERED UNDER ANY SECURITIES LAWS AND MAY ONLY BE SOLD IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS. IN PARTICULAR, THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF (1) UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH SHARES SHALL THEN BE IN EFFECT OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT ANY

               PROPOSED TRANSFER OR DISPOSITION OF SUCH SHARES
               IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (2) EXCEPT IN ACCORDANCE WITH THE ASSET TRANSFER AGREEMENT DATED EFFECTIVE JUNE 1, 1996 BETWEEN THE COMPANY AND TRILOGY DEVELOPMENT GROUP, INC, A COPY OF WHICH IS ON FILE WITH THE COMPANY AT ITS PRINCIPAL OFFICE."

               5.5.2  Notice of Proposed Transfer.  Prior to any proposed
                      ---------------------------
          Transfer of any Transferee Shares (other than under the circumstances described in Sections 5.5.3 or 5.5.4 hereof), the Holder thereof shall give written notice to Transferee of the intention to effect such Transfer. Each such notice shall describe the manner of the proposed Transfer and shall be accompanied by an opinion of counsel satisfactory to Transferee to the effect that the proposed transfer of the Transferee Shares may be effected without registration under the Securities Act and under applicable state securities or blue sky laws. Upon confirmation that such opinion is satisfactory to Transferee, the Holder of such Transferee Shares shall be entitled to transfer such Transferee Shares in accordance with the terms of its notice. Each certificate for Transferee Shares transferred as above provided shall bear the legend set forth in
          Section 5.5.1 hereof except that such certificate shall not bear such legend if (i) such Transfer is in accordance with provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of Transferee) would be entitled to Transfer such securities in a public sale without registration under the Securities Act.

               5.5.3  Required Registration.
                      ---------------------

                      (a) If Transferee, on no more than two occasions at any
               time after the completion of an initial public offering of the common stock of Transferee and before the third anniversary of the Effective Date, receives a written request for registration from one or more Holders, then as soon as practical but not later than 180 days after receipt of such request the Transferee, subject to the limitations set forth in this
               Section 5.5, shall file a Registration Statement with the Commission to register the Transferee Shares contemplated to be sold. Upon receiving any such request, Transferee shall give written notice to all other Holders that such sales are contemplated. If Transferee, within 20 days after giving such notice, receives a written request for registration from any such other Holder, then Transferee, subject to the limitations set forth in this Section 5.5, shall include in the same Registration

               Statement the number of additional Transferee Shares to be sold by or for the account of such other Holder as shall have been specified in its request.

                      (b) After filing the Registration Statement, the
               Transferee shall use its best efforts and shall take all appropriate actions to cause the Registration Statement to become effective as soon as practical. After the Registration Statement becomes effective Transferee shall use its best efforts and shall take all appropriate actions to maintain the effectiveness of the Registration Statement for such reasonable period, not exceeding six months, as the Holders participating in such registration may require to complete their contemplated sales in compliance with the Securities Act. So long as the Registration Statement remains in effect, Transferee shall furnish to the Holders participating in such registration and their underwriters such quantities of each prospectus included in the Registration Statement as they may reasonably request.

                      (c) If the Transferee Shares to be registered are to be
               sold by the Holders in an underwritten public offering, the Holders in their request for registration shall name the managing underwriter or underwriters that the majority in interest of such Holders propose to engage. Unless otherwise agreed by Transferee, any managing underwriter proposed by the Holders shall be an investment banking firm of recognized national standing that has experience in managing national distributions of equity securities of issuers having operations similar to those of Transferee and that is capable, in the judgment of the Transferee, of managing a distribution of equity securities on a nationwide basis. If Transferee reasonably objects to any managing underwriter proposed by the Holders, a majority in interest of the Holders shall propose a substitute acceptable to Transferee. If a majority in interest of the Holders selling Transferee Shares included in a Registration Statement filed pursuant to this Section 5.5.3 sell their Transferee Shares in an underwritten public offering, the right of any other Holder to have Transferee Shares included in the same Registration Statement shall be conditioned upon the inclusion of such Holder's Transferee Shares in the same underwriting. All Holders proposing to sell their Transferee Shares in such underwriting shall enter into an underwriting agreement in customary form with Transferee and with the underwriter or underwriters selected in the manner set forth above. Notwithstanding any other provision of this
               Section 5.5.3, if the managing underwriter determines that marketing factors require a limitation of the number of Transferee Shares to be included in the underwriting, the allowable number shall be allocated among all Holders desiring to participate in proportion, as nearly as practical, to the number of Transferee Shares for which each Holder requested registration. No Transferee Shares excluded from an underwriting by reason of such marketing limitation shall be included in the Registration Statement. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw his Transferee Shares by giving written notice to Transferee and the managing underwriter. After receiving any such notice, Transferee shall withdraw those Transferee Shares from the Registration Statement. If a withdrawal of Transferee Shares makes it possible, within the marketing limitation set by the managing underwriter, to include in the underwriting a greater number of Transferee Shares held by other participating Holders, then to the extent practical, without delaying the underwriting, Transferee shall offer to all Holders who then have Transferee Shares included in the underwriting an opportunity to include additional Transferee Shares in the proportion previously described in this Section 5.5.3(c).

                      (d) Notwithstanding the other provisions of this Section
               5.5.3, the Transferee may postpone the filing of a Registration Statement pursuant to Section 5.5.3(a) hereof for an additional period of up to 180 days if (i) the postponement will avoid the necessity of preparing audited financial statements as of a date other than the end of a fiscal year or (ii) the Chairman of the Board or Chief Executive Officer of Transferee determines in good faith that the postponement is necessary to avoid serious jeopardy to Transferee, any significant business prospect of Transferee or the security holders of Transferee considered as a group. Notwithstanding the other provisions of this Section 5.5.3, Transferee shall not be obligated to file any Registration Statement pursuant to this Section 5.5.3 hereof:

                         (1) If Transferee delivers, to each of the Holders who shall have requested registration pursuant to Section 5.5.3(a), an opinion of qualified counsel, selected by Transferee, that under the circumstances in which such Holders contemplate selling their Transferee Shares an exemption from registration under the Securities Act, including but not limited to the exemption provided by assuming compliance with the conditions stated in Rule 144 (except paragraph (c) of Rule 144), is available. Each Holder shall cooperate with Transferee and its counsel in investigating and assessing the availability of any such exemption.

                         (2) If for any reason Form S-3 (or if Form S-3 is no
                      longer in effect, the most closely analogous form then in effect) cannot be used by Transferee to file the Registration Statement.

                         (3) If Transferee has previously filed two Registration
                      Statements pursuant to this Section 5.5.3 during the 3 year period from the Effective Date provided that each such Registration

                      Statement either became effective or was withdrawn before becoming effective at the request of a majority in interest of the Holders who had included Transferee Shares in such withdrawn Registration Statement.

                         (4) During the period commencing with the date of
                      filing of a registration statement under the Securities Act pertaining to an underwritten public offering of securities to be sold by or for the account of Transferee and ending 180 days after the effective date of such registration statement, provided that during such period Transferee in good faith uses reasonable efforts to cause such registration statement to become effective and to complete the public offering covered by such registration statement.

                         (5) During the period commencing with the date on
                      which Transferee, pursuant to Section 5.5.4 hereof, shall notify the Holders of its intention to file a registration statement pertaining to an underwritten public offering of securities by or for the account of Transferee or others (provided such date is not more than 30 days following the date of the initial receipt by Transferee of the request of Holders pursuant to
                      Section 5.5.3 (a) hereof) and ending with the earliest of (i) the date of filing of such registration statement, (ii) the date of abandonment by Transferee of such intention to file (notice of which shall be given promptly to the Holders) or (iii) the 180th day after such notification of intention to file.

               Nothing in this Section 5.5 shall prohibit Transferee from including in any Registration Statement filed pursuant to Section
               5.5.3 (a) hereof other outstanding securities of Transferee to be sold by or for the account of any other security holder if Transferee determines that it is obligated to do so.

               5.5.4  Incidental Registration.
                      -----------------------

                      (a) If Transferee determines that it will file a
               registration statement, at any time after the Effective Date but before the third anniversary of the Effective Date, for any public offering of securities of the same class as Transferee Shares, either for its own account or the account of any security holder, Transferee shall give written notice to each Holder, at least 30 days in advance of filing such registration statement, that such filing is expected to be made. Upon the written request of any Holder received by Transferee at least 15 days in advance of the filing, and subject to the limitations set forth in this Section 5.5.4, Transferee shall include in such registration statement (which as a result of the inclusion of such Transferee Shares shall become a Registration Statement) Transferee Shares specified in the Holder's request for the purpose of registering those Transferee Shares for sale by or for the account of such Holder. Transferee shall have exclusive control over the filing, amending, withdrawal and other actions regarding such Registration Statement. Transferee shall have no obligation to give notice to any Holder with respect to the filing of, or to include any Transferee Shares for any Holder in, any registration statement on Form S-4 or Form S-8 or on any other form that does not include substantially the same information or is not in substantially the same format as would be required for a Registration Statement for a sale of Transferee Shares by a Holder.

                      (b) If the securities to be sold by Transferee pursuant
               to a registration statement described in Section 5.5.4 (a) hereof, or if none are to be sold by Transferee then if the majority of the securities to be sold by others pursuant to any such registration statement, are to be sold in any underwritten public offering, the right of any Holder to have Transferee Shares included in the same registration statement shall be conditioned upon the inclusion of such Holder's Transferee Shares in the same underwriting. Transferee, all Holders and all other security holders proposing to sell securities in such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by Transferee. Notwithstanding any other provisions of this
               Section 5.5.4, if the managing underwriter determines that marketing factors require a limitation of the number of securities to be included in the underwriting, the managing underwriter and Transferee may limit the number of Transferee Shares to be included in the underwriting for all Holders. Transferee shall advise all Holders who shall have requested inclusion of their Transferee Shares in the same underwriting of the aggregate number of Transferee Shares that may be included for all Holders. Such aggregate number shall be allocated among all such Holders in proportion, as nearly as practical, to the number of Transferee Shares for which each Holder requested registration. No Transferee Shares excluded from an underwriting by reason of such marketing limitation shall be included in the Registration Statement. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw his Transferee Shares by giving written notice to Transferee and the managing underwriter. After receiving any such notice, Transferee shall withdraw those Transferee Shares from the Registration Statement. If a withdrawal of Transferee Shares or any withdrawal of other securities (except a complete withdrawal of all securities that were to be sold by Transferee, in which case Transferee may withdraw the registration statement in its entirety) makes it possible, with the marketing limitation set by the managing underwriter and Transferee, to include in the underwriting a greater number of Transferee Shares held by other Holders participating in such underwriting, then to the extent practical, without delaying the underwriting, Transferee shall offer to all Holders who then have Transferee Shares included in the underwriting an opportunity to include additional Transferee Shares in the proportion previously described in this Section 5.5.4(b).

               5.5.5  State Securities or Blue Sky Laws.  In connection with the
                      ---------------------------------
          registration under the Securities Act of any sale of Transferee Shares by or for the account of any Holder pursuant to Sections 5.5.3 or
          5.5.4 hereof, Transferee shall file on a timely basis appropriate applications or other instruments to register, qualify or obtain exemptions for the sale under such state securities or blue sky laws as the managing underwriter shall reasonably specify or, if the sale is not to be an underwritten public offering, such state securities or blue sky laws as the Holder may reasonably request. Transferee, however, shall have no obligation to file any applications or other instruments in any jurisdiction in which either (i) no such filing is required with respect to the proposed sale of Transferee Shares by or for the account of the Holder, in the opinion of qualified counsel selected by Transferee, or (ii) Transferee would be required to execute a general consent to service of process, to register as a broker or dealer or to cause any officer or employee of Transferee to register as a dealer, broker, or salesman or in any similar capacity. Transferee shall use its best efforts in good faith to obtain and maintain for a reasonable period, up to six months, an effective registration, qualification or exemption under the applications or other instruments filed by Transferee pursuant to this Section 5.5.5.

               5.5.6  Registration Expenses.  All expenses incurred in
                      ---------------------
          connection with the first such Registration Statement filed or prepared for filing pursuant to Section 5.5.3 hereof and in connection with all related state securities or blue sky applications or other instruments, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for Transferee and fees and expenses of accountants incidental to such Registration Statement, shall be borne by Transferee. All expenses incurred in connection with the second such Registration Statement filed or prepared for filing pursuant to Section 5.5.3 hereof and in connection with all related state securities or blue sky applications or other instruments, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for Transferee and fees and expenses of accountants incidental to such Registration Statement, shall be borne by the Holders whose Transferee Shares are included in such Registration Statement when it becomes effective, or if such Registration Statement does not become effective then by all Holders who originally requested the filing of such Registration Statement, in the proportion that the number of Transferee Shares included for each such Holder bears to the total number of Transferee Shares and other securities of the same class, if any, that are included in such Registration Statement. All expenses incurred in connection with any Registration Statement filed or prepared for filing pursuant to
          Section 5.5.4 hereof and in connection with all related state securities or blue sky applications or other instruments that would not have been incurred if Transferee Shares of one or more Holders had not been included in the Registration Statement, as reasonably determined by Transferee, shall be borne by each Holder whose Transferee Shares are included in the Registration Statement when it becomes effective in the proportion that the number of Transferee Shares included for such Holder bears to the total number of Transferee Shares included for all Holders. Notwithstanding any other provision of this Section 5.5, each Holder shall bear the entire amount of any discount or commission allowed or paid to any underwriter in connection with any sale of Transferee Shares by or for the account of such Holder.

               5.5.7  Indemnifications.  In connection with any Registration
                      ----------------
          Statement filed pursuant to this Section 5.5, Transferee shall indemnify and hold harmless each Holder whose Transferee Shares are included in the Registration Statement, each underwriter who may purchase from or sell any Transferee Shares for any such Holder and each person who controls any such Holder or any such underwriter, within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statements or alleged untrue statement of a material fact contained in the Registration Statement or any related state securities or blue sky applications or other instruments or caused by any omission or alleged omission to state in the Registration Statement or any related state securities or blue sky applications or other instruments any material fact required to be stated or necessary to make the statements which are made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to Transferee by such Holder, underwriter or controlling person expressly for use in the Registration Statement or any related state securities or blue sky applications or other instruments. Each Holder whose Transferee Shares are included in any Registration Statement filed pursuant to this Section 5.5 shall indemnify Transferee, its directors, each officer signing the Registration Statement, each other person (including each other Holder) whose securities are included in the Registration Statement, each underwriter who may purchase from or sell any securities for Transferee or any other person pursuant to the Registration Statement and each person, if any, who controls Transferee, any such other person or any such underwriter, within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any related state securities or blue sky applications or other instruments or caused by any omission or alleged omission to state in the Registration Statement or any related state securities or blue sky applications or other instruments any material fact required to be stated or necessary to make the statements which are made not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished by the Holder from whom indemnification is sought expressly for use in the Registration Statement or any related state securities or blue sky applications or other instruments. To the extent the provisions contained in this Section 5.5.7 are in conflict with any indemnification provisions that are included in any underwriting agreement entered into by Transferee and one or more Holders with one or more underwriters in connection with any underwritten public offering registered under any Registration Statement filed pursuant to this Section 5.5, the provisions of the underwriting agreement shall govern. The indemnities provided for in this Section 5.5.7 shall be independent of and in addition to any other indemnity provision of this Agreement.

               5.5.8  Miscellaneous.
                      -------------

                      (a) Each Holder whose Transferee Shares are included in
               any Registration Statement filed pursuant to this Section 5.5 shall furnish to Transferee such information regarding such Holder and the sale proposed by such Holder as may be required for inclusion in the Registration Statement or any related state securities or blue sky applications or other instruments, as may be necessary to provide supplemental information to the Commission, the National Association of Securities Dealers, Inc. or any administrator of any state securities or blue sky law, or as Transferee or any underwriter may reasonably request.

                      (b) The registration rights granted in this Section 5.5
               are not assignable, in whole or in part, without the prior written consent of Transferee, except such rights shall transfer with the ownership of Transferee Shares.

                      (c) As a condition to having Transferee Shares included in any Registration Statement filed pursuant to this Section 5.5, each Holder may be required to agree, in a manner acceptable to Transferee, that in selling Transferee Shares the Holder will comply with all applicable laws and regulations including, but not limited to, Rules 10b-2, 10b-6 and 10b-7 promulgated under the Securities Exchange Act of 1934.

          5.6  Employees.
               ---------

               5.6.1  Employment.  The Transferee will offer employment to all
                      ----------
          active on the job employees who are on the payroll of the pcOrder.com Division on the Effective Date ("Affected Employees") at salary levels
                                           ------------------
          and fringe benefits equal in measure and extent with their current salary levels and fringe benefits and, to the extent it is reasonably able to do so, in comparable positions of job responsibilities and authority.

               5.6.2  Vacation Pay.  On the Effective Date, Transferee shall
                      ------------
          assume in accordance with the terms of the vacation pay policies maintained by Transferor for employees of the pcOrder.com Division, the vacation pay accrued for the calendar year 1996 by the Affected Employees.

               5.6.3  Employee Benefit Plans.  Transferor shall continue to
                      ----------------------
          provide employee benefits to the Affected Employees under Transferor's employee benefit plans as provided in the Services Agreement referenced in paragraph 6.2 herein below.

          5.7  Execution of Additional Documents.  Each party hereto will at any
               ---------------------------------
     time, and from time to time after the Effective Date, upon request of the other party hereto, execute, acknowledge and deliver all such further deeds, assignments, transfers, conveyances, powers of attorney and assurances, and take all such further action, as may be required to carry out the intent of this Agreement, and to transfer and vest title to any Asset being transferred hereunder, and to protect the right, title and interest in and enjoyment of all of the Assets sold, granted, assigned, transferred, delivered and conveyed pursuant to this Agreement; provided, however, that this Agreement shall be effective regardless of whether any such additional documents are executed.

     6.   Contemporaneous Documents.  Contemporaneously with this Agreement,
          -------------------------
Transferor and Transferee shall execute and deliver to each other the following documents:

          6.1   Master Software License Agreement.  Under the terms of which
                ---------------------------------
     Transferor has given Transferee a license to use certain intellectual property owned by Transferor in connection with the business operations of Transferee.

          6.2   Services Agreement.  Under the terms of which Transferor will
                ------------------
     provide certain administrative services to Transferee.

          6.3   Facility Agreement.  Under the terms of which Transferor and
                ------------------
     Transferee will share certain office facilities and furniture and equipment.

          6.4  Reseller Agreement.  Pursuant to which Transferor is given the
               ------------------
     right to market Transferee's software.

     7.   Miscellaneous.
          -------------

          7.1  Notices.  Any notice, consent, approval, request, demand or other
               -------
     communication required or permitted hereunder must be in writing to be effective and shall be deemed delivered and received (i) if personally delivered or if delivered by telex or telecopy with electronic confirmation when actually received by the party to whom sent, or (ii) if delivered by mail (whether actually received or not), at the close of business on the third business day next following the day when placed in the federal mail, postage prepaid, certified or registered mail, return receipt requested, addressed as follows:

          If to Transferee:

               pcOrder.com, Inc.
               6034 West Courtyard Drive
               Austin, Texas 78730
               Attention:  President

          If to Transferor:

               Trilogy Development Group, Inc.
               6034 West Courtyard Drive
               Austin, Texas 78730
               Attention:  President

     (or to such other address as any party shall specify by written notice so given).

          7.2  Binding Effect; Benefits.  This Agreement shall be binding upon
               ------------------------
     and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          7.3  Entire Agreement.  This Agreement, together with the Exhibits,
               ----------------
     Schedules and other documents contemplated hereby, constitute the final written expression of all of the agreements between the parties, and is a complete and exclusive statement of those terms. It supersedes all understandings and negotiations concerning the matters specified herein. Any representations, promises, warranties or statements made by any party that differ in any way from the terms of this written Agreement, and the Exhibits, Schedules and other documents contemplated hereby, shall be given no force or effect. The parties specifically represent, each to the other, that there are no additional or supplemental agreements between them related in any way to the matters herein contained unless specifically included or referred to herein. No addition to or modification of any provision of this Agreement shall be binding upon any party unless made in writing and signed by all parties.

          7.4  Governing Law. THIS AGREEMENT, AND ALL QUESTIONS RELATING TO ITS
               -------------
     VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN

     ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUSIVE OF THE CONFLICT OF LAW PROVISIONS THEREOF) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

          7.5  Survival.  All of the terms, conditions, covenants, agreements,
               --------
     warranties and representations contained in this Agreement shall survive, in accordance with their terms, delivery by Transferee of the consideration to be given by it hereunder and delivery by Transferor of the consideration to be given by them hereunder, and shall survive the execution hereof.

          7.6  Counterparts.  This Agreement may be executed in any number of
               ------------
     counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each party hereto execute the same counterpart, so long as identical counterparts are executed by all parties.

          7.7  Headings.  Headings of the Sections of this Agreement are for the
               --------
     convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

          7.8  Waivers.  Any party hereto may, by written notice to the other
               -------
     party hereto, (i) extend the time for the performance of any of the obligations or other actions of the other party under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any of the conditions or covenants of the other party contained in this Agreement; or (iv) waive performance of any of the obligations of the other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

          7.9  Merger of Documents.  This Agreement and all agreements and
               -------------------
     documents contemplated hereby constitute one agreement and are interdependent upon each other in all respects.

          7.10 Incorporation of Exhibits and Schedules.  All Exhibits and
               ---------------------------------------
     Schedules attached hereto are by this reference incorporated herein and made a part hereof for all purposes as if fully set forth herein.

          7.11 Severability.  If for any reason whatsoever, any one or more of
               ------------
     the provisions of this Agreement shall be held or deemed to be illegal, inoperative, unenforceable or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering such provision illegal, inoperative, unenforceable or invalid in any other case or of rendering any of the other provisions of this Agreement illegal, inoperative, unenforceable or invalid. Furthermore, in lieu of each illegal, invalid, unenforceable or inoperative provision, there shall be added automatically, as part of this Agreement, a provision similar in terms of such illegal, invalid, unenforceable or inoperative provision as may be possible and as shall be legal, valid, enforceable and operative.

          7.12 Assignability.  Neither this Agreement nor any of the parties'
               -------------
     rights hereunder shall be assignable by either party hereto without the prior written consent of the other party hereto, which consent will not be unreasonably withheld.

          7.13 References. The use of the words "hereof," "herein,"
               ----------
     "hereunder," and words of similar import shall refer to this entire Agreement, and not to any particular article, section, subsection, clause, or paragraph of this Agreement, unless the context clearly indicates otherwise.

     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the Effective Date.


                              Transferor:

                              Trilogy Development Group, Inc.

                              By:  /s/ Joseph A. Liemandt
                                  -------------------------------------
                              Name:  Joseph A. Liemandt
                                    -----------------------------------
                              Title:  President & CEO
                                     ----------------------------------


                              Transferee:

                              pcOrder.com, Inc.


                              By:  /s/ Christina Jones
                                  -------------------------------------
                              Name:  Christina Jones
                                    -----------------------------------
                              Title:  President
                                     ----------------------------------